Central Power and Light Company                                 Exhibit 2 (a)
Consolidated Statement of Income  (unaudited)                    Page 1 of 1

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                                                                 Twelve Months
                                                              Ended December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)

Electric Operating Revenues                                        $ 1,482,475
                                                               ----------------

Operating Expenses and Taxes
    Fuel                                                               403,989
    Purchased power                                                     68,155
    Other operating                                                    290,074
    Maintenance                                                         70,165
    Depreciation and amortization                                      177,702
    Taxes, other than income                                            73,823
    Income taxes                                                       103,895
                                                               ----------------
                                                                     1,187,803
                                                               ----------------

Operating Income                                                       294,672
                                                               ----------------

Other Income and (Deductions)
    Other                                                               (5,661)
    Non-operating income taxes                                           8,257
                                                               ----------------
                                                                         2,596
                                                               ----------------

Income Before Interest Charges                                         297,268
                                                               ----------------

Interest Charges
    Interest on long-term debt                                          87,413
    Distributions on Trust Preferred Securities                         12,000
    Interest on short-term debt and other                               19,498
    Allowance for borrowed funds used during construction               (4,531)
                                                               ----------------
                                                                       114,380
                                                               ----------------

Net Income                                                             182,888
    Less:  Preferred stock dividends                                     6,931
   (Loss) on reaquired perferred stock                                  (2,763)
                                                               ================
Net Income for Common Stock                                          $ 173,194
                                                               ================

Public Service Company of Oklahoma                              Exhibit 2 (b)
Consolidated Statement of Income  (unaudited)                    Page 1 of 1

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                                                                 Twelve Months
                                                              Ended December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)

Electric Operating Revenues                                          $ 749,390
                                                               ----------------

Operating Expenses and Taxes
    Fuel                                                               269,316
    Purchased power                                                     74,893
    Other operating                                                    120,123
    Maintenance                                                         45,809
    Depreciation and amortization                                       74,736
    Taxes, other than income                                            30,519
    Income taxes                                                        34,184
                                                               ----------------
                                                                       649,580
                                                               ----------------
Operating Income                                                        99,810
                                                               ----------------

Other Income and (Deductions)
    Allowance for equity funds used during construction                    201
    Other                                                               (1,470)
    Non-operating income taxes                                           2,215
                                                               ----------------
                                                                           946
                                                               ----------------
Income Before Interest Charges                                         100,756
                                                               ----------------

Interest Charges
    Interest on long-term debt                                          26,528
    Interest on short-term debt and other                                7,058
    Distributions on Trust Preferred Securities                          6,000
    Allowance for borrowed funds used during construction               (1,435)
                                                               ----------------
                                                                        38,151
                                                               ----------------

Net Income                                                              62,605
  Less:  Preferred stock dividends                                         213
                                                               ----------------

Net Income for Common Stock                                           $ 62,392
                                                               ================

Southwestern Electric Power Company                             Exhibit 2 (c)
Consolidated Statement of Income  (unaudited)                    Page 1 of 1

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                                                                 Twelve Months
                                                              Ended December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)


Electric Operating Revenues                                          $ 965,027
                                                               ----------------

Operating Expenses and Taxes
    Fuel                                                               379,597
    Purchased power                                                     37,371
    Other operating                                                    141,674
    Maintenance                                                         64,241
    Depreciation and amortization                                      102,331
    Taxes, other than income                                            53,783
    Income taxes                                                        38,506
                                                               ----------------
                                                                       817,503
                                                               ----------------

Operating Income                                                       147,524
                                                               ----------------

Other Income and (Deductions)
    Allowance for equity funds used during construction                     35
    Other                                                               (6,826)
    Non-operating income taxes                                           4,826
                                                               ----------------
                                                                        (1,965)
                                                               ----------------

Income Before Interest Charges                                         145,559
                                                               ----------------

Interest Charges
    Interest on long-term debt                                          38,380
    Distributions on Trust Preferred Securities                          8,662
    Interest on short-term debt and other                               13,800
    Allowance for borrowed funds used during construction               (1,949)
                                                               ----------------
                                                                        58,893
                                                               ----------------

Income Before Extraordinary Item                                        86,666
Extraordinary loss (net of tax benefit of $1,621)                       (3,011)
                                                               ----------------

Net Income                                                              83,655
    Less: Preferred stock dividends                                        229
                                                               ================
Net Income for Common Stock                                           $ 83,426
                                                               ================

West Texas Utilities Company                                    Exhibit 2 (d)
Statement of Income  (unaudited)                                 Page 1 of 1

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                                                                Twelve Months
                                                              Ended December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)

Electric Operating Revenues                                          $ 439,709
                                                               ----------------

Operating Expenses and Taxes
    Fuel                                                               123,348
    Purchased power                                                     61,532
    Other operating                                                     93,730
    Maintenance                                                         19,604
    Depreciation and amortization                                       44,789
    Taxes, other than income                                            28,267
    Income taxes                                                        14,275
                                                               ----------------
                                                                       385,545
                                                               ----------------
Operating Income                                                        54,164
                                                               ----------------

Other Income and (Deductions)
    Allowance for equity funds used during construction                    362
    Other                                                                2,984
    Non-operating income taxes                                            (858)
                                                               ----------------
                                                                         2,488
                                                               ----------------
Income Before Interest Charges                                          56,652
                                                               ----------------

Interest Charges
    Interest on long-term debt                                          20,352
    Interest on short-term debt and other                                4,731
    Allowance for borrowed funds used during construction                 (663)
                                                               ----------------
                                                                        24,420
                                                               ----------------

Income Before Extraordinary Item                                        32,232
Extraordinary loss (net of tax benefit of $2,941)                       (5,461)
                                                               ----------------

Net Income                                                              26,771
    Less: Preferred stock dividends                                        104
                                                               ================
Net Income for Common Stock                                           $ 26,667
                                                               ================

Central and South West Services                                 Exhibit 2 (e)
Statement of Income  (unaudited)                                 Page 1 of 1

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                                                                 Twelve Months
                                                              Ended December 31,
                                                                      1999
                                                              ------------------
                                                                   (thousands)


Operating Expenses and Taxes
    Fuel                                                                 4,732
    Other operating                                                    226,406
    Maintenance                                                          7,048
    Depreciation and amortization                                       10,780
    Taxes, other than income                                             8,893
    Income taxes                                                         2,661
                                                               ----------------
Operating (Loss)                                                      (260,520)

Other Income and (Deductions)
    Services rendered to associates                                    265,405
                                                               ----------------
Income Before Interest Charges                                           4,885

Interest Charges
    Interest on short-term debt and other                                4,885
                                                               ----------------
                                                                         4,885
                                                               ----------------

Net Income for Common Stock                                               $ --
                                                               ================